UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2024

CHURCHILL CAPITAL CORP VII

(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth Avenue, 12th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVII.U	New York Stock Exchange
Shares of Class A common stock	CVII	New York Stock Exchange
Warrants	CVII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2024, Churchill Capital Corp VII (“Churchill VII”) acting pursuant to authorization from its Board of Directors, notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily withdraw the listing of its (i) Class A common stock, par value $0.0001 per share (the “Common Stock”), (ii) warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share (the “Warrants”) and (iii) units, each consisting of one share of Common Stock and one-fifth of one redeemable warrant (the “Units” and, collectively with the Common Stock and the Warrants, the “Securities”) from the NYSE and transfer the listing to Nasdaq Global Market (“Nasdaq”). CCVII expects that listing and trading of its Securities on the NYSE will end at market close on February 2, 2024, and that trading will begin on Nasdaq at market open on February 5, 2024. The Common Stock, the Warrants and the Units have been approved for listing on Nasdaq, where they will trade under the symbols, “CVII,” “CVIIW” and “CVIIU,” respectively.

Business Combination With CorpAcq

As announced on August 1, 2023, Churchill VII entered into a definitive agreement for a business combination (and together with the transactions contemplated thereby, the “Transactions”) with CorpAcq Holdings Limited (“CorpAcq”). The Transactions are expected to close in early 2024 and are subject to approval by Churchill VII's stockholders, the registration statement on Form F-4 filed by CorpAcq Group Plc in respect of the Transactions (the “Registration Statement”) being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), Churchill VII having available cash at closing of at least $350 million, net of transaction fees, and other customary closing conditions.

No action is required by existing Churchill VII stockholders with respect to the transfer of Churchill VII securities from NYSE to Nasdaq.

Additional Information and Where to Find It

This Current Report does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions.

The Registration Statement filed by CorpAcq Group Plc on November 17, 2023 (including amendments thereto) includes a proxy statement/prospectus to be distributed to Churchill VII’s stockholders and warrantholders in connection with Churchill VII’s solicitation for proxies for the vote by Churchill VII’s stockholders and warrantholders in connection with the Transactions and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of securities to be issued by CorpAcq Group Plc to Churchill VII’s stockholders and warrantholders in connection with the completion of the Transactions. On January 19, 2024, Churchill VII filed a definitive proxy statement with the SEC (the “Extension Proxy Statement”) in connection with Churchill VII’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, an extension of the date by which Churchill VII must consummate the Transactions (or any other initial business combination) from February 17, 2024 to August 17, 2024 (or such earlier date as determined by the board of directors of Churchill VII) (such meeting, the “Extension Special Meeting”).

Before making any voting or other investment decisions, Churchill VII’s stockholders and warrantholders and other interested persons are advised to read the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Churchill VII’s solicitation of proxies for its special meeting of stockholders and its special meeting of warrantholders to be held to approve, among other things, the Transactions, as well as other documents filed with the SEC by Churchill VII or CorpAcq Group Plc in connection with the Transactions and the Extension Proxy Statement and any amendments thereto, as these documents will contain important information about CorpAcq, CorpAcq Group Plc, Churchill VII and the Transactions.

After the Registration Statement has been declared effective, Churchill VII will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders and warrantholders as of the record date established for voting on the Transactions. Churchill VII is in the process of mailing the Extension Proxy Statement and other relevant documents to its stockholders as of the record date established for voting at the Extension Special Meeting. Stockholders and warrantholders may also obtain a copy of the Registration Statement (and definitive proxy statement/prospectus, once available), the Extension Proxy Statement, as well as other documents filed by Churchill VII with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill VII and CorpAcq have based the forward-looking statements on its current expectations about future performance, timing and events. The forward-looking statements in this Current Report include, but are not limited to, the date Churchill VII will cease trading on NYSE and begin trading on the Nasdaq and the anticipated timing for the Transactions to close. The forward-looking statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of CorpAcq’s and Churchill VII’s respective management teams and are not predictions of actual timing and/or performance. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved. The forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill VII and CorpAcq. The forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill VII and CorpAcq that may cause the timing and/or performance indicated in this Current Report to be materially different from any actual future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include CorpAcq's reliance on its senior management team and key employees; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations, actions (including any potential U.S. or U.K. government shutdowns) and inquiries that Churchill VII or CorpAcq may face; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CorpAcq Group Plc, which will be the combined company after the Transactions, or the expected benefits of the Transactions or that the approval of the stockholders of Churchill VII is not obtained; the risk that stockholders of Churchill VII could elect to have their shares redeemed by Churchill VII, leading to either Churchill VII failing to satisfy continued listing requirements for Nasdaq Global Market or Churchill VII having insufficient cash to complete the Transactions; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill VII; changes in applicable laws or regulations; the ability of Churchill VII or CorpAcq Group Plc to issue equity or equity linked securities in connection with the Transactions or in the future; those factors discussed in under the heading “Risk Factors” in the Registration Statement and Amendment No. 1 to the Registration Statement filed with the SEC on December 26, 2023 (“Amendment No. 1”), as may be further amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill VII or CorpAcq Group Plc. If any of these risks materialize or CorpAcq’s, CorpAcq Group Plc’s or Churchill VII’s assumptions prove incorrect, actual timing and/or performance could differ materially from the timing and/or performance implied by the forward-looking statements. There may be additional risks that CorpAcq, CorpAcq Group Plc nor Churchill VII presently know or that CorpAcq, CorpAcq Group Plc and Churchill VII currently believe are immaterial that could also cause actual timing and/or performance to differ materially from those contained in the forward-looking statements. In addition, the forward-looking statements reflect CorpAcq’s, CorpAcq Group Plc’s and Churchill VII’s expectations and views as of the date of this Current Report. CorpAcq, CorpAcq Group Plc’s and Churchill VII anticipate that subsequent events and developments will cause CorpAcq’s, CorpAcq Group Plc’s and Churchill VII’s assessments to change. However, while CorpAcq, CorpAcq Group Plc and Churchill VII may elect to update these forward-looking statements at some point in the future, CorpAcq, CorpAcq Group Plc and Churchill VII specifically disclaim any obligation to do so. The forward-looking statements should not be relied upon as representing CorpAcq, CorpAcq Group Plc and Churchill VII’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in CorpAcq, CorpAcq Group Plc or Churchill VII is not an investment in any of CorpAcq’s, CorpAcq Group Plc’s or Churchill VII’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CorpAcq , CorpAcq Group Plc, Churchill VII, Churchill Sponsor VII LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Churchill VII’s stockholders and warrantholders with respect to the Transactions. A list of the names of Churchill VII’s directors and executive officers and a description of their interests in Churchill VII is set forth in certain filings with the SEC, including (but not limited to) the following: (1) Amendment No. 1 (and specifically, the following sections: “Risk Factors–Risks Related to Churchill and the Business Combination”; “Information Related to Churchill–Management, Directors and Executive Officers”; “The Business Combination–Interests of Certain Persons in the Business Combination; Interests of the Churchill Initial Stockholders and Churchill’s Directors and Officers”; “Beneficial Ownership of Churchill Securities” and “Certain Relationships and Related Person Transactions–Churchill Relationships and Related Person Transactions”, (2) the Form 10-K filed by Churchill VII with the SEC on March 17, 2023 (and specifically, the following sections: “Item 1A. Risk Factors”; “Item 10. Directors, Executive Officers and Corporate Governance”; “Item 11. Executive Compensation”; “Item 12. Beneficial ownership”; “Item 13. Related party transactions” and “Item 15. Exhibits, Financial Statement Schedules–Note 5. Related Party Transactions”, (3) the Form 10-Qs filed by Churchill VII with the SEC on May 10, 2023, August 9, 2023 and November 9, 2023 (and specifically, the discussion under “Item 1. Financial Statements–Note 5. Related Party Transactions” section in each such Form 10-Qs, respectively), (4) the Form 8-K filed by Churchill VII with the SEC on August 7, 2023 (and specifically, the disclosure under “Item 1.01 Entry Into a Material Definitive Agreement–Amended and Restated Sponsor Agreement”), (5) the Form 8-K filed by Churchill VII with the SEC on December 26, 2023 (and specifically, the disclosure under “Item 1.01 Entry Into a Material Definitive Agreement–Consent and Merger Agreement Amendment”), (6) the SCHEDULE 14A filed by Churchill VII with the SEC on January 19, 2024 (and specifically, the following sections: “The Business Combination–Interests of Certain Persons in the Business Combination” and “Beneficial Ownership of Churchill Securities”), and (7) other documents that may be filed with the SEC from time to time in connection with the Transactions, each of which will be available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Additional information regarding the participants in the proxy solicitation and a description of their respective direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the offer of securities to be issued by CorpAcq Group Plc to Churchill VII’s stockholders and warrantholders in connection with the completion of the Transactions once such information becomes available.

Churchill VII stockholders, potential investors and other interested persons should read each of the filings listed above and the definitive proxy statement/prospectus relating to the offer of the securities to be issued by CorpAcq Group Plc to Churchill VII’s stockholders and warrantholders in connection with the completion of the Transactions once such documents are available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 8.01	Other. Events.

CCVII issued the press released attached hereto as Exhibit 99.1 in connection with the transfer of the listing of the Securities to Nasdaq.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2024

Churchill Capital Corp VII

By:	/s/ Jay Taragin
	Name:	Jay Taragin
	Title:	Chief Financial Officer